STOCKHOLDERS' EQUITY (DEFICIT) (Tables)	6 Months Ended
Jun. 30, 2024
STOCKHOLDERS' DEFICIT:
Schedule of equity financing agreement

Date of Put	Number of Common Shares Issued	Total Proceeds, Net of Discounts	Effective Price per Share	Net Proceeds
1/8/2024	52,162,997	$44,736	$0.000858	$40,580
2/29/2024	178,571,428	100,000	$0.000560	100,000
	230,734,425	$144,376		$140,580

* Issued shares pursuant to an individual stock purchase agreement with an unrelated investor (not under 2022 EFA)